SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2022

COLUMBUS MCKINNON CORPORATION
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-34362	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

205 Crosspoint Parkway	Buffalo	NY	14068
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the board’s succession strategy and periodic refresh of board members, and in accordance with Columbus McKinnon’s Certificate of Incorporation allowing a maximum of nine (9) directors, Richard H. Fleming, Chairman of the Board of Directors (the “Board”) of Columbus McKinnon Corporation, stepped down from service on the Board on July 18, 2022, including all committees thereof. Mr. Fleming’s resignation results in the Board consisting of nine members following the confirmation of Messrs. Abraham and Colella at the annual meeting of stockholders on July 18, 2022. The Board intends to propose to its stockholders an amendment to its Certificate of Incorporation in order to, among other things, permit the increase to the size of the Board of Directors by resolution of the Board, to allow the Board to add new directors to continue the advancement of skills and diversity of the Board.

Mr. Fleming’s decision to step down was not associated with or attributable to any dispute or disagreement with the Company, its management or the Board on any matter relating to the Company’s operations, policies, or practices, or otherwise.

In connection with Mr. Fleming’s stepping down, the Board appointed Mr. Fleming as Chairman Emeritus. As Chairman Emeritus, Mr. Fleming will continue to attend Board and committee meetings in a non-voting capacity, assist with the transition of the board chair responsibilities to a new chair of the Board, and perform such other responsibilities as directed by the Board. Mr. Fleming will serve as Chairman Emeritus at the discretion of the Board. As Chairman Emeritus, Mr. Fleming will receive an annual cash retainer of $155,000, paid quarterly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Executive Vice President - Finance and Chief Financial Officer
(Principal Financial Officer)

Dated:  July 22, 2022